UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2019

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-34611	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N. Federal Highway, Suite 208, Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value per share	CELH	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As used in this Form 8-K/A Amendment No. 1 to Current Report on Form 8-K (this “Report”), originally filed with the Securities and Exchange Commission on October 29, 2019 and unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

This Report amends the original filing to disclose the historical financial statements of Func Food Group Oyj, a Finnish corporation (“Func Food”) and the proforma financial information required by Items 9.01 (a) and (b) of Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 28, 2019, the Company issued a press release announcing that it had completed the financial restructuring and acquisition of Func Food effective as of October 25, 2019. The transaction was previously disclosed by the Company in the current report on Form 8-K filed on September 11, 2019.

A copy of the Company’s press release dated October 28, 2019 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of business acquired. The following financial statements of Func Food are filed as Exhibit 99.2 to this Report:

Func Food Audited Financial Statements for the Years Ended December 31, 2018 and 2017

See the Index to the Func Food Audited Financial Statements included in Exhibit 99.2 attached hereto.

(b)

Pro forma financial information. The following pro forma financial information of Func Food and the Company is filed as Exhibit 99.3 this Report:

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2019

Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2019

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2018

See the Index to Pro Forma Financial Information included in Exhibit 99.3 attached hereto.

(d)	Exhibits

Exhibit No	Description

10.1	Master Transfer Agreement dated effective September 11, 2019, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 11, 2019.

10.2	Stock Purchase Agreement dated effective September 11, 2019, incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 11, 2019.

99.1	Press Release dated October 28, 2019(1)

99.2	Func Food Group Oyj Financial Statements(2)

99.3	Pro Forma Financial Statements(2)

(1)	Previously filed.

(2)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: January 8, 2020	By:	/s/ John Fieldly
John Fieldly, President and Chief Executive Officer

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